UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): April 22, 2010

COFFEE HOLDING CO., INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-32491 (Commission File Number)	11-2238111 (IRS Employer Identification No.)

3475 Victory Boulevard, Staten Island, NY 10314

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 832-0800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of Coffee Holding Co., Inc. (the “Company”) was held on April 22, 2010 (the “Annual Meeting”). At the Annual Meeting, Gerard DeCapua and Robert M. Williams were elected as directors of the Company to each hold office for a term of three years, until his successor is duly elected and qualified or he is otherwise unable to complete his term.

The final voting results of the director elections are set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gerard DeCapua	3,438,264	0	44,480	0
Robert M. Williams	3,437,364	0	45,380	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Date: April 27, 2010

By:	/s/ ANDREW GORDON
Andrew Gordon
President and Chief Executive Officer

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